Exhibit 99.1

Standard Industries Holdings to Acquire Grace

Grace Shareholders to Receive $70 per Share in Cash

Transaction Valued at Approximately $7.0 Billion

Delivers Significant, Immediate Cash Premium of Approximately 59% to Grace Shareholders

COLUMBIA, Md. and NEW YORK, April 26, 2021 - W. R. Grace & Co. (NYSE: GRA), a leading global specialty chemical company and Standard Industries Holdings Inc., the parent company of Standard Industries, a privately held global industrial company, today announced that they have entered into a definitive agreement under which Standard Industries Holdings will acquire Grace in an all-cash transaction valued at approximately $7.0 billion, including Grace’s pending pharma fine chemistry acquisition. Standard Industries’ related investment platform 40 North Management LLC (“40 North”) is a long-standing shareholder of Grace.

Under the terms of the agreement, Standard Industries Holdings will acquire all of the outstanding shares of Grace common stock for $70.00 per share in cash. The purchase price represents a premium of approximately 59% over Grace’s closing stock price of $44.05 on November 6, 2020, the last trading day prior to the announcement of 40 North’s initial proposal to acquire the Company on November 9, 2020. The Grace Board of Directors unanimously approved the transaction.

David Millstone and David Winter, Co-CEOs of Standard Industries Holdings, said, “We are thrilled to welcome Grace to the Standard Industries family and look forward to working with its exceptional team to usher in a new era of innovation and growth for Grace, its employees, customers and the communities in which it operates.”

“We are confident that our agreement with Standard Industries Holdings is the best path forward for Grace and our shareholders,” said Hudson La Force, Grace’s President and Chief Executive Officer. “Standard’s $7 billion investment in Grace reflects their confidence in the significant growth opportunities we have and enables our shareholders to realize immediate value at a significant cash premium. This announcement is a testament to the strengths of our talented employees, industry-leading technologies, and deep global customer relationships.”

The closing of the transaction is subject to customary closing conditions, including approval by Grace shareholders and the receipt of certain regulatory approvals. The transaction is not contingent upon the receipt of financing.  Financing commitments have been provided by J.P. Morgan, BNP Paribas, Citi and Deutsche Bank, and investment funds affiliated with Apollo Global Management as capital partner.

40 North, a holder of 14.9% of shares of Grace common stock, has entered into a voting agreement with Grace, pursuant to which it has agreed, among other things, to vote its shares of Grace common stock in favor of the transaction.

Consistent with the terms of the merger agreement, the Company will suspend payment of a dividend going forward.

In light of this announcement, Grace will issue its first quarter 2021 earnings results on May 6, 2021, but will not be hosting an earnings conference call.

The parties expect the transaction to close in the fourth quarter of 2021. Upon completion of the transaction, Grace will become a privately held company and Grace’s common stock will no longer be listed on the New York Stock Exchange.

Grace will operate as a standalone company within the portfolio of Standard Industries Holdings, which includes Standard Industries’ industry leading businesses GAF, BMI Group, Schiedel, Siplast, SGI and GAF Energy.

Advisors

Goldman Sachs & Co. LLC and Moelis & Company LLC are serving as financial advisors and Wachtell, Lipton, Rosen & Katz is serving as legal counsel to Grace.

Citi and J.P. Morgan are serving as financial advisors and Sullivan & Cromwell LLP is serving as legal counsel to Standard Industries Holdings.

About Grace

Built on talent, technology, and trust, Grace is a leading global specialty chemical company. The company’s two industry-leading business segments—Catalysts Technologies and Materials Technologies—provide innovative products, technologies, and services that enhance the products and processes of our customers around the world. With approximately 4,000 employees, Grace operates and/or sells to customers in over 60 countries. More information about Grace is available at grace.com.

About Standard Industries Holdings

Standard Industries Holdings is the parent company of Standard Industries, a privately-held global industrial company operating in over 80 countries with over 15,000 employees. The Standard ecosystem spans a broad array of holdings, technologies and investments—including both public and private companies from early to late-stage—as well as world-class building materials assets and next-generation solar solutions. Throughout its 140-year history, Standard has leveraged its deep industry expertise and vision to create outsize value across its businesses, which today include operating companies GAF, BMI, Siplast, GAF Energy, Schiedel and SGI, as well as related businesses 40 North, a multi-billion-dollar investment platform, 40 North Ventures and Winter Properties. Learn more at www.standardindustries.com

Additional Information and Where to Find It

This communication relates to the proposed transaction involving W. R. Grace & Co. (“Grace” or the “Company”).  In connection with the proposed transaction, Grace will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Grace’s proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that Grace may file with the SEC or send to its stockholders in connection with the proposed transaction.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF GRACE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and Grace’s website, www.grace.com.  In addition, the documents (when available) may be obtained free of charge by accessing the Investor Relations section of Grace’s website at investor.grace.com or by contacting Grace’s Investor Relations by email at investor.relations@grace.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Grace common stock in respect of the proposed transaction.  Information about the directors and executive officers of Grace is set forth in the proxy statement for Grace’s 2020 annual meeting of stockholders, which was filed with the SEC on March 31, 2020, and in other documents filed by Grace with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

Certain statements contained in this communication may contain forward-looking statements, that is, information related to future, not past, events.  Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions.  Forward-looking statements include, without limitation, statements regarding:  financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; impact of COVID-19 on Grace’s business; competitive positions; growth opportunities for existing products; benefits from new technology; benefits from cost reduction initiatives; succession planning; markets for securities; the anticipated timing of closing of the proposed transaction and the potential benefits of the proposed transaction.  For these statements, Grace claims the protections of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Grace is subject to risks and uncertainties that could cause actual results or events to differ materially from its projections or that could cause forward-looking statements to prove incorrect.   Factors that could cause actual results or events to differ materially from those contained in the forward-looking statements include, without limitation:  risks related to foreign operations, especially in areas of active conflicts and in emerging regions; the costs and availability of raw materials, energy, and transportation; the effectiveness of Grace’s research and development and growth investments; acquisitions and divestitures of assets and businesses; developments affecting Grace’s outstanding indebtedness; developments affecting Grace’s pension obligations; legacy matters (including product, environmental, and other legacy liabilities) relating to past activities of Grace; its legal and environmental proceedings; environmental compliance costs (including existing and potential laws and regulations pertaining to climate change); the inability to establish or maintain certain business relationships; the inability to hire or retain key personnel; natural disasters such as storms and floods; fires and force majeure events; the economics of our customers’ industries, including the petroleum refining, petrochemicals, and plastics industries, and shifting consumer preferences; public health and safety concerns, including pandemics and quarantines; changes in tax laws and regulations; international trade disputes, tariffs, and sanctions; the potential effects of cyberattacks; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between Grace and Standard Industries Holdings Inc.’s affiliates; the failure to obtain Grace stockholder approval of the transaction or the failure to satisfy any of the other conditions to the completion of the transaction; risks relating to the financing required to complete the transaction; the effect of the announcement of the transaction on the ability of Grace to retain and hire key personnel and maintain relationships with its customers, vendors and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the ability to meet expectations regarding the timing and completion of the transaction; significant transaction costs, fees, expenses and charges; the risk of litigation and/or regulatory actions related to the transaction; other business effects, including the effects of industry, market, economic, political, regulatory or world health conditions (including new or ongoing effects of the COVID-19 pandemic), and other factors detailed in Grace’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2020 and Grace’s other filings with the SEC, which are available at http://www.sec.gov and on Grace’s website at www.grace.com. Our reported results should not be considered as an indication of our future performance.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Grace undertakes no obligation to release publicly any revisions to our projections and forward-looking statements, or to update them to reflect events or circumstances occurring after the dates those projections and statements are made.

Grace Contacts:

Media
Jamie Moser / Scott Bisang
Joele Frank, Wilkinson Brimmer Katcher
+1 212.355.4449

Investor
Jason Hershiser
+1 410.531.8835
jason.hershiser@grace.com

Standard Industries Contacts:
Lex Suvanto
Edelman
Lex.Suvanto@edelman.com
(646) 775-8337

Josh Hochberg
Edelman
Josh.Hochberg@edelman.com
917 848-7194